Annual Meeting of Stockholders northerntrust.com
© 2011 Northern Trust Corporation
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Northern Trust
Corporation
Annual Meeting of Stockholders
Frederick H. Waddell
Chairman, President
& Chief Executive Officer
EXHIBIT 99.1

2 Annual Meeting of Stockholders
Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to
Northern Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2010 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern
Trust disclaims any continuing accuracy of the information provided in this presentation after today.

3 Annual Meeting of Stockholders
Agenda
Northern Trust Corporation
Financial Overview
Investing in our Businesses
Personal Financial Services
Corporate & Institutional Services
Northern Trust Global Investments
Stock Price Performance
Legacy of Leadership

Annual Meeting of Stockholders northerntrust.com © 2011 Northern Trust Corporation Service Expertise Integrity Service Expertise Integrity P R I N C I P L E S T H A T E N D U R E Financial Overview

5 Annual Meeting of Stockholders
Solid performance despite challenging macroeconomic environment.
($MM, except EPS)
Trust, Inv. & Other Servicing Fees
Foreign Exchange Trading Income
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Pre-Tax Income
Taxes
Net Income
Earnings per Share
$2,082
$382
$265
$958
$3,687
$2,498
$160
$1,029
$359
$670
$2.74
2010
n/m
-14%
+3%
-8%
-4%
+8%
-26%
-21%
-17%
-23%
-13%
2010 vs. 2009
Key Accomplishments
Strong new business results
despite difficult macroeconomic
environment
Invested approximately $518
million in technology
Maintained our dividend for the
114
th
consecutive year
Acquisition of Los Angeles-
based Waterline Partners, LLC
Announced acquisition of Bank
of Ireland Securities Services in
February 2011
2010 Financial Performance
Presented on a fully taxable equivalent basis

6 Annual Meeting of Stockholders
1Q11 1Q11 vs 1Q10
Trust, Inv. & Other Servicing Fees
Foreign Exchange Trading Income
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Pre-Tax Income
Taxes
Net Income
Earnings per Share
$515
$85
$63
$245
$908
$653
$15
$240
$89
$151
$0.61
-%
+6%
-14%
+2%
-%
+5%
-63%
-3%
-1%
-4%
-4%
First Quarter 2011 Financial Performance
($MM, except EPS)
Presented on a fully taxable equivalent basis
New Business Wins
Queensland Investment
Corporation, one of the
largest asset managers
in Australia
Lothian Pension Fund, one
of the 10 largest local
government pensions in the
United Kingdom
Stenham Asset
Management, a leading
global fund of hedge funds
manager

$2.93
$3.55
$4.13
$3.01
$3.66
$4.08
$4.36
2005
2006
2007
2008
2009
2010
1Q2011

$618
$697
$757
$559
$627
$644
$662
2005
2006
2007
2008
2009
2010
1Q2011

Northern Trust

7 Annual Meeting of Stockholders
Assets Under Custody
($ Trillion)
Assets Under Management
($ Billion)
Indicative of our successful new business efforts, we continue to gather client assets at rates which exceed market growth.
Client Asset Accumulation
AUC CAGR 8%
S&P 500 CAGR 1%
US$EAFE CAGR 0%
AUM CAGR 1%
S&P 500 CAGR 1%
US$EAFE CAGR 0%

8 Annual Meeting of Stockholders
Consistently Strong and Conservative Balance Sheet
85% of Northern Trust’s
total securities portfolio
composed of triple-A rated
securities
89% of Asset-Backed
Securities rated triple-A
Exposure to subprime
Asset-Backed securities
relative to the overall
portfolio minimal at ~1%
The securities portfolio is in
a net unrealized gain
position
High Quality, Short Duration
Securities Portfolio
NTRS data is as of March 31, 2011 but is preliminary until the 10Q is filed with the SEC.
Peer data is as of 12/31/10, as reported by SNL Financial.

9 Annual Meeting of Stockholders
Consistently Strong and Conservative Balance Sheet
Relationship-based lending
practices
Consistent and conservative
underwriting standards
Loan quality is notably better
than peer averages
Diversified, High Quality
Loan Portfolio
Northern Trust
Top 20 Peer Avg.
85% of Northern Trust’s
total securities portfolio
composed of triple-A rated
securities
89% of Asset-Backed
Securities rated triple-A
Exposure to subprime
Asset-Backed securities
relative to the overall
portfolio minimal at ~1%
The securities portfolio is in
a net unrealized gain
position
High Quality, Short Duration
Securities Portfolio
NTRS data is as of March 31, 2011 but is preliminary until the 10Q is filed with the SEC.
Peer data is as of 12/31/10, as reported by SNL Financial.
1.36%
0.31%
4.13%
2.23%
NPAs
to Loans
NCOs to
Avg. Loans

4.13%
1.36%
2.23%
0.31%
NPAs to Loans
NCOs to Avg. Loans

$2.7
$2.9
$3.1
$3.3
$3.6
$3.9
$4.5
$4.9
$6.3
$6.8
$6.9
2001
2003
2005
2007
2009
1Q2011

10 Annual Meeting of Stockholders
Consistently Strong and Conservative Balance Sheet
Consistently Outstanding
Capital Strength
Relationship-based lending
practices
Consistent and conservative
underwriting standards
Loan quality is notably better
than peer averages
Diversified, High Quality
Loan Portfolio
Northern Trust
Top 20 Peer Avg.
85% of Northern Trust’s
total securities portfolio
composed of triple-A rated
securities
89% of Asset-Backed
Securities rated triple-A
Exposure to subprime
Asset-Backed securities
relative to the overall
portfolio minimal at ~1%
The securities portfolio is in
a net unrealized gain
position
High Quality, Short Duration
Securities Portfolio
Common Equity
($ Billions)
CAGR: +11%
Northern Trust Corporation
Tier 1 Capital Ratio 13.5%
Well Capitalized Guideline 6.0%
Total Risk-Based Ratio 15.4%
Well Capitalized Guideline 10.0%
Leverage Ratio 8.5%
Well Capitalized Guideline 5.0%
Tier 1 Common Equity 13.0%
Tangible Common Equity 7.1%
NTRS data is as of March 31, 2011 but is preliminary until the 10Q is filed with the SEC.
Peer data is as of 12/31/10, as reported by SNL Financial.

11 Annual Meeting of Stockholders
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Investing in our Businesses
northerntrust.com
© 2011 Northern Trust Corporation

94.0
87.7
104.3
110.4
117.2
134.7
148.3
132.4
145.2
154.4
168.4
2001
2003
2005
2007
2009
1Q 2011

Northern Trust

12 Annual Meeting of Stockholders
New York (1)
Network of PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides within
a 45-minute drive of Northern Trust offices.
Arizona
(6)
Florida
(25)
Illinois
(15)
Colorado
(1)
Nevada
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(10)
Connecticut (1)
Georgia
(1)
Minnesota
(1)
Massachusetts (1)
Personal Financial Services
Extensive Reach in the Affluent Market
Investing in the Business:
Making strategic hires around the country
Acquisition of Los Angeles-based Waterline Partners
Continuing to augment our investment capabilities
Expanding to Washington, D.C. in 2011
Evaluating international expansion opportunities
PFS Assets Under Management
($ Billions)
CAGR
S&P500 CAGR
Delaware (1)
+7%
+2%
Ohio
(1)
Wisconsin
(1)

STRENGTH & STABILITY
TECHNOLOGY & INNOVATION

Northern Trust

13 Annual Meeting of Stockholders
Northern Trust provides comprehensive financial advice and solutions delivered by a dedicated team of multi-disciplinary professionals.
Asset
Servicing
Financial
Planning
Investment
Management
Bank A
Broker B
Asset
Manager C
Banking
Services
Trust
Services
Retired
East Coast
Executive
Personal Financial Services
Spotlight on: Wealth Advisory

1.5
1.3
1.9
2.3
2.7
3.3
3.8
2.7
3.3
3.7
4.0
2001
2003
2005
2007
2009
1Q2011

Northern Trust

14 Annual Meeting of Stockholders
The
Americas
Europe,
Middle East,
and Africa
Asia Pacific
Corporate & Institutional Services
Positioned Globally for Growth
C&IS Assets Under Custody
($ Trillions)
Strategically Positioned
in Three Dynamic Regions
Investing in the Business:
Growing our Global Fund Services business
Building relationships with sovereign wealth funds and financial institutions
Expanding the breadth of capabilities offered to clients
Continuing to enhance our technology platform to provide innovative solutions
Converted our Beijing office to a full service licensed branch
Bank of Ireland Securities Services
CAGR +11%
S&P500 CAGR    +2%
US$EAFE CAGR +4%

futurefund

QIC

Dynamic Investment Solutions

NEW ZEALAND
SUPERANNUATION
FUND

Northern Trust

15 Annual Meeting of Stockholders
Recent success in Australia and New Zealand
exhibits Northern Trust’s ability to expand
globally into strategically important markets.
Corporate & Institutional Services
Spotlight on: Australasia

Investing in the Business:
Focusing on international growth through strategic hires and product development
Building exchange-traded fund products
Expanding alternative investment capabilities
Driving revenue growth through direct sales of our core capabilities
$44 Billion
(7%)
Assets Under Management: $662.2 Billion
A Diversified Asset Manager
$313 Billion
(47%)
Active
$289 Billion
(44%)
Index
Manager
of Managers
Across Asset
Classes
Across Client Segments
$494 Billion
Institutional
$168 Billion
Personal
Across Styles
Equities
$294 Billion
(44%)
Fixed Income
$119 Billion
(18%)
Short
Duration
$231 Billion
(35%)
Other
$18 Billion
(3%)
Other
$16 BN
(2%)
Northern Trust Global Investments
Client Focused, Diversified Investment Manager
16 Annual Meeting of Stockholders
Preliminary data as of
March 31, 2011

17 Annual Meeting of Stockholders
Northern Trust Global Investments
Spotlight on: Investment Program Solutions
$4.2 Billion
3,800 Plans
39,000 Participants
Northern Trust -
Trustee
Open architecture
Broad set of
implementation options
Investment Program
Development and Oversight
Manager Selection
Fund Construction
Performance Measurement
Custody
Fund
Administration
Investment
Management
Asset servicing
Reporting
Fund accounting
Regulatory reporting
17 Annual Meeting of Stockholders

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Annual Meeting of Stockholders Service Expertise Integrity P R I N C I P L E S T H A T E N D U R E Stock Price Performance

Goldman Sachs
Northern Trust
JPMorgan Chase
Wells Fargo
PNC Bank
Bank of NY Mellon
US Bancorp
State Street
M&T Bank
Comerica
BB&T
Morgan Stanley
Capital One
SunTrust
Fifth Third
Bank of America
KeyCorp
Regions
M&I Bank
Citigroup

Northern Trust

19 Annual Meeting of Stockholders
December 31, 2005 through December 31, 2010
Average (excl. NTRS):   -36%
KBW Bank Index: -50%
S&P 500: 1%
32%
7%
7%
1% -2% -5% -10% -16% -20% -26% -37% -42% -51% -59% -61% -71% -73% -80% -84% -90%
Stock Price Performance: 5-years

Service Expertise Integrity Service Expertise Integrity P R I N C I P L E S T H A T E N D U R E Legacy of Leadership northerntrust.com © 2011 Northern Trust Corporation

21 Annual Meeting of Stockholders
William D. Smithburg
Director of The Northern Trust Company and
Northern Trust Corporation for 30 years
Served The Quaker Oats Company for 31 years
Quaker Oats Chief Executive Officer 1981-97
Chairman, 1983-97
President, 1979-83, 1990-93, 1995-97
Served community as member of the Civic
Committee and the Commercial Club of Chicago
and the Board of Trustees at Northwestern
University
During Bill's tenure as Director from 1981-2011,
Northern Trust’s stockholder's equity rose from
$304.4 million to $6.6 billion, revenue increased
from $223 million to $3.7 billion, and net income
grew from $35.2 million to $669.5 million.

22 Annual Meeting of Stockholders
Market Leader in Focused Businesses
Largest Personal Trust provider in the United States
Best Private Bank in North America (Financial Times, November 2010 and 2009)
Best Global Investor Services House (Euromoney, July 2010)
One of the largest Fund Administrators in Ireland and Guernsey
11
largest manager of worldwide institutional assets (Pensions & Investments, May 2010)
Strong History of Organic Growth
Assets Under Custody CAGR of 11% 2001 – 1Q2011
Net new business up 28% in 2010 versus prior year
Continuing to invest in the business
Distinctive Financial Strength
85% of securities portfolio rated triple A
NPAs to loans relatively low at 1.36%
Tier 1 Common Equity ratio of 13.0%
96% of total Tier 1 Capital is Tier 1 Common Equity
Invested & Experienced Management Team
Combined service at Northern Trust of 216 years
As of
March 31, 2011
Northern Trust: Strategically Positioned for Growth
th

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Corporation
Annual Meeting of Stockholders
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